Retirement and Other Post-Employment Benefits Plans	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Retirement and Other Post-Employment Benefits Plans
13. Retirement and Other Post-Employment Benefits Plans
Certain employees of the Partnership's operating subsidiaries participate in defined contribution and postretirement health care and life insurance plans sponsored by SunCoke. These plans have been accounted for in the combined and consolidated financial statements as multi-employer plans and are immaterial to the results of the Partnership for all periods presented.
Defined Contribution Plans
Certain employees of the Partnership's operating subsidiaries participate in defined contribution plans sponsored by SunCoke which provide retirement benefits. The Partnership’s contributions, which are principally based on its allocable portion of SunCoke’s pretax income and the aggregate compensation levels of participating employees and are charged against income as incurred, amounted to $3.2 million, $2.1 million and $1.7 million in 2014, 2013 and 2012, respectively.
Postretirement Health Care and Life Insurance Plans
Certain employees of the Partnership’s operating subsidiaries participate in other unfunded postemployment benefit plans sponsored by SunCoke. The amount of other postretirement benefit plans expense allocated to the Partnership related to these plans is reflected in operating expenses in the Combined and Consolidated Statements of Income and was immaterial for all periods presented.
The postretirement benefit plans are unfunded and the costs are borne by the Partnership.